UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 8, 2019 adomani, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38078	46-0774222
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4740 Green River Road, Suite 106

Corona, California 92880

(Address of principal executive offices) (Zip Code)

(951) 407-9860

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth companyx

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.x

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.00001 par value	ADOM	The Nasdaq Stock Market LLC

Item 5.07.Submission of Matters to a Vote of Security Holders.

The 2019 Annual Meeting of Stockholders (the “Annual Meeting”) of ADOMANI, Inc. (the “Company”) was held on May 8, 2019.

On the record date (the “Record Date”) for determining stockholders entitled to vote at the Annual Meeting, March 11, 2019, there were 72,833,537 shares of the Company’s common stock, par value $0.00001 per share (the “Common Stock”), outstanding, each of which entitled the holder to one vote on each matter brought before the Annual Meeting. Holders of 64,597,404 shares of Common Stock (representing 88.7% of the shares of Common Stock outstanding on the Record Date) were present in person or represented by proxy at the Annual Meeting, constituting a quorum.

At the Annual Meeting, the stockholders of the Company voted on the three proposals described in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on March 13, 2019. The final number of votes cast for or against, as well as the numbers of abstentions and broker non-votes with respect to each matter brought before the Annual Meeting are set forth below.

Proposal 1

The Company’s stockholders elected the following nominees to serve as Class II Directors on the Company’s Board of Directors (the “Board”), each to hold office for a three-year term that will expire at the Company’s 2022 Annual Meeting of Stockholders and at such time as his or her respective successor has been duly elected and qualified, or his or her earlier resignation, removal or death, as set forth below:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Janet L. Boydell	28,068,269	21,554,527	14,974,608
Michael K. Menerey	30,586,177	19,036,619	14,974,608

Proposal 2

The Company’s stockholders did not approve the proposal to amend the Company’s amended and restated certificate of incorporation to implement a reverse stock split, within a range from 1-for-2 to 1-for-8, with the exact ratio of the reverse stock split to be determined by the Board, as set forth below:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
30,297,674	32,127,146	2,172,584	—

Proposal 3

The Company’s stockholders did not approve the proposal adjourn the Annual Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of Proposal 2, as set forth below:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
32,192,461	30,420,678	1,984,265	—

No other items were presented for stockholder approval at the Annual Meeting.

Item 7.01.Regulation FD Disclosure.

On May 8, 2019, members of the Company’s management team delivered a presentation at the Annual Meeting. A copy of the presentation is being furnished as Exhibit 99.1.

As provided in General Instruction B.2 of Form 8-K, the information in this Item 7.01 (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Presentation at 2019 Annual Meeting of Stockholders of ADOMANI, Inc. on May 8, 2019

EXHIBIT INDEX

Exhibit Number	Description
99.1	Presentation at 2019 Annual Meeting of Stockholders of ADOMANI, Inc. on May 8, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADOMANI, Inc.

Dated: May 9, 2019	By:	/s/ Michael K. Menerey
Michael K. Menerey
Chief Financial Officer